UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2024

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (412) 837-5300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06Material Impairments
Goodwill Impairment

Smith Micro Software, Inc. (the “Company”) has initiated and is currently conducting an interim goodwill impairment test as a result of a sustained decrease in its common stock share price and market capitalization that has occurred since February 23, 2024. As a result of such testing to date, the Company concluded on April 4, 2024 that the carrying value of the Company’s single reporting unit exceeded its fair value and that a material non-cash pretax impairment charge related to goodwill will be required under generally accepted accounting principles for the first quarter of 2024. The valuation work associated with the Company’s interim goodwill impairment testing is still being completed and reviewed, and as such the Company is unable to provide a good faith estimate at this time of the amount or a range of amounts of the impairment charge, other than to state that the impairment charge is expected to be material.

The Company will provide an update through an amendment to this 8-K or through the filing of the Form 10-Q once a determination of such an estimate or range of estimates has been made.

The impairment charge is a non-cash charge and the Company does not expect to be required to make any current or future cash expenditures as a result of this impairment. Additionally, the charge is not expected to have an impact on the Company’s compliance with any outstanding agreements.

The information contained in this Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this report, which are not strictly historical statements, including, without limitation, statements regarding the timing and amount of the goodwill impairment charges, constitute forward-looking statements. The forward-looking statements in this Report are not guarantees of future performance. Those statements involve a number of factors that could cause actual results to differ materially from those discussed in this report. Readers should review the risks detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on any forward-looking statements, which only speak as of the date made. The Company assumes no obligation to update any forward-looking information contained in this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: April 4, 2024	By:	/s/ James M. Kempton
James M. Kempton
Vice President and Chief Financial Officer